UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 28, 2007


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                     1-5721                           13-2615557
            (Commission File Number)        (IRS Employer Identification No.)

               315 PARK AVENUE SOUTH
                 NEW YORK, NEW YORK                  10010
      (Address of Principal Executive Offices)    (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

(i) As previously disclosed in the Form 10-K for the year ended December 31, 2006 (the "2006 Form 10-K") filed by Leucadia National Corporation (the "Company"), on February 28, 2007, the Company entered into an agreement with Jefferies & Company, Inc. and affiliates (collectively, "Jefferies") to expand and restructure the Company's equity investment in Jefferies' high yield trading business. The agreement, entitled Master Agreement for the Formation of a Limited Liability Company, is dated as of February 28, 2007 and is among Jefferies Group, Inc., Jefferies & Company, Inc. and Leucadia National Corporation. Reference is made to the information contained in Item 7 of the Company's 2006 Form 10-K for additional information concerning this agreement.

(ii)

Private Sale of Senior Notes
----------------------------

On March 1, 2007, the Company announced that it had entered into a definitive purchase agreement to sell $500,000,000 aggregate principal amount of its 7.125% Senior Notes due 2017 (the "Senior Notes") in a private offering to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), to certain institutional accredited investors, and outside the United States in compliance with Regulation S under the Securities Act. The Senior Notes have not been registered under the Securities Act and may not be offered or sold in the United States, absent registration or an applicable exemption from such registration requirements.

The Company intends to use the net proceeds from the sale of Senior Notes in part to fund a portion of its equity investment described in paragraph (i) above, with the balance to be used for general corporate purposes, which may include working capital, acquisitions or other investment opportunities. Commencement of the new venture with Jefferies is subject to various conditions, including regulatory approvals. In the event that the new venture is not consummated, the Company will use all of the net proceeds from the sale of Senior Notes for general corporate purposes.

Indenture
---------

On March 6, 2007, the Company entered into an indenture (the "Indenture") with The Bank of New York, as trustee, in connection with the Company's issuance of $500,000,000 aggregate principal amount of the Company's 7.125% Senior Notes due 2017. The Indenture and those terms incorporated by reference therein set forth the terms of the Senior Notes and the obligations of the Company thereunder. The following is a brief description of the material terms of the Senior Notes and the Indenture. This summary is qualified in its entirety by reference to the complete text of the Indenture.


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The Senior Notes are senior unsecured obligations of the Company, ranking equal in right of payment with all other existing and future senior unsecured indebtedness of the Company, and senior in right to all of the Company's existing and future subordinated indebtedness. The Senior Notes will mature on March 15, 2017. Interest on the Senior Notes will be payable on March 15 and September 15 of each year, beginning on September 15, 2007.

The Company will not be entitled to redeem the Senior Notes at its option prior to March 15, 2012. The Senior Notes will be subject to redemption at the option of the Company, in whole or in part, at any time or from time to time, upon not less than 30 nor more than 60 days prior notice on and after March 15, 2012, at the redemption prices set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest thereon (if any) to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date). The redemption price for the Senior Notes, if redeemed during the twelve months beginning on
(i) March 15, 2012 is 103.563%, (ii) March 15, 2013 is 102.375%, (iii) March 15,
2014 is 101.188%, and (iv) March 15, 2015 and thereafter is 100%.

If the Company experiences a change of control, as defined in the Indenture, each holder of Senior Notes will have the right to sell to the Company all or a portion of such holder's Senior Notes at 101% of their principal amount, plus accrued but unpaid interest, if any, to the date of repurchase.

The Indenture governing the Senior Notes contains covenants that, among other things, limit the Company's and certain of its subsidiaries' ability to incur additional indebtedness, incur liens, enter into sale and lease-back transactions, enter into transactions with affiliates and consummate certain mergers. These covenants are subject to a number of important exceptions described in the Indenture.

Registration Rights Agreement
-----------------------------

On March 6, 2007, the Company and the initial purchasers of the Senior Notes entered into a registration rights agreement (the "Registration Rights Agreement") regarding the Senior Notes pursuant to which the Company agreed to file an exchange offer registration statement with the Securities and Exchange Commission for the purpose of exchanging the Senior Notes for Senior Notes with substantially identical terms that may be publicly traded. In addition, under certain circumstances, the Registration Rights Agreement requires the Company to file a shelf registration statement that would permit some or all of the Senior Notes to be offered to the public. If the Company fails to comply with its obligations under the Registration Rights Agreement within the time periods set forth therein, the Company will be obligated to pay liquidated damages to the Holders of the Senior Notes.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 6, 2007, the Company became obligated on a direct financial obligation by consummating a private offering of its 7.125% Senior Notes due 2017 and entering into the Indenture. Please see the discussion in "Item 1.01. Entry into a Material Definitive Agreement" of this Form 8-K under paragraph (ii) "Private Sale of Senior Notes" and "Indenture," which are incorporated herein by this reference.

Item 8.01. Other Events.

The information set forth in the press release issued by Leucadia National Corporation on March 6, 2007, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1 Press Release of Leucadia National Corporation dated March 6, 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  March 6, 2007

                                      LEUCADIA NATIONAL CORPORATION


                                      /s/ Joseph A. Orlando
                                      ----------------------------------------
                             Name:    Joseph A. Orlando
                             Title:   Vice President and Chief Financial Officer









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                                  EXHIBIT INDEX


Exhibit 99.1 Press Release of Leucadia National Corporation dated March 6, 2007.























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